UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number 811-22891

Little Harbor Multistrategy Composite Fund
30 Doaks Lane
Marblehead, Massachusetts, 01945
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 639-3000

Randall Carrigan, Esq.
Managing Principal, Chief Legal and Compliance Officer
Little Harbor Advisors, LLC
30 Doaks Lane
Marblehead, Massachusetts, 01945
(Name and address of agent for service)

Copy To:

John Hunt, Esq.
Nutter, McClennen & Fish LLP
155 Seaport Boulevard
Boston, Massachusetts 02210

Date of fiscal year end: March 31, 2016

Date of reporting period: December 31, 2015

Item 1. Schedule of Investments.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Schedule of Investments - December 31, 2015 (unaudited)

Investments in Investee Funds (84.4%)	Cost	Fair Value	% of Net Assets	Redemptions Permitted	Redemption Notification Period
Hedged Equity Strategies (42.5%) (See Note 2)
Buckingham RAF Partners L.P. [a,b]	$652,836	$589,433	9.0%	Monthly [c]	30 days
Corsair Capital Partners 100, L.P. [a,b]	750,867	700,063	10.7%	Monthly [c]	45 days
Hadron Fund, L.P. [a,b]	699,515	724,133	11.0%	Monthly [c]	30 days
Zadig Fund [a,b]	684,967	775,977	11.9%	Monthly [c]	30 days
Total Hedged Equity Strategies		$2,789,606

Global Macro Strategies (31.6%) (See Note 2)
Argonaut Macro Partnership, L.P. [a,b]	$758,386	$713,680	10.8%	Monthly [c]	30 days
Eclipse Global Partners, L.P. [a,b]	785,686	634,545	9.7%	Monthly [c]	30 days
Revolution Capital Management Alpha Fund, L.P. [a,b]	701,839	724,246	11.0%	Monthly [c]	30 days
Total Global Macro Strategies		$2,072,471

Opportunistic Value in Credit and Equity Securities Strategies (10.3%) (See Note 2)
New Generation, Limited Partnership [a,b]	$800,000	$675,465	10.3%	Quarterly [c]	30 days
Total Opportunistic Value in Credit and Equity Securities Strategies
Total Investments in Investee Funds (cost $5,834,096)		$5,537,542

Short-Term Investment (9.6%)	Shares	Fair Value
Fidelity Institutional Money Market Portfolio, Class I, 0.11% [d,e]	630,155	$630,155
Total Short-Term Investment (cost $630,155)		$630,155

Total Investments (cost $6,464,251) (94.0%)		$6,167,697

Other assets less liabilities (6.0%)		395,992
Net Assets - 100.0%		$6,563,689

Futures Contracts	Expiration Date	Number of contracts	Notional Value	Unrealized Appreciation (Deprecation)
Long Contracts
E-MINI S&P 500	Mar-2016	5	$508,850	$212

[a]	Non-income producing.
[b]	Investee Funds are issued in private placement transactions and as such are restricted as to resale and redemption frequency.
[c]	Up to 25% of the balance can be withdrawn quarterly.
[d]	Variable rate security; represents the 7 day yield as of December 31, 2015.
[e]	Included is segregated cash account for asset allocation managed by Paskewitz Asset Management, totalling $595,005.

There were no individual investments in any Investee Fund that exceeded 5% of the Fund's net assets on a proportional basis.

There are no unfunded commitments to the Investee Funds.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Notes to Schedule of Investments – December 31, 2015 (unaudited)

1.	Organization
Little Harbor MultiStrategy Composite Fund (the “Fund”) was organized as a Delaware statutory trust on September 13, 2013 and commenced operations on February 2, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Little Harbor Advisors, LLC (the “Investment Manager”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund’s investment objective is to realize long-term, risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed-income markets. The Fund intends to pursue its investment objective by investing primarily in U.S. and non-U.S. equities of companies with any market capitalization, fixed income securities of any quality, currencies, derivative instruments, futures contracts, options on futures contracts, and commodities through the allocation of the Fund’s assets among separate accounts (each, a “Portfolio Account”).

Each Portfolio Account is managed by a separate portfolio adviser (each, a “Portfolio Adviser”) selected by the Investment Manager, subject to the approval of the Trustees of the Fund (the “Trustees”) and shareholders of the Fund (each, a “Shareholder”). Each Portfolio Adviser is expected to employ a proprietary investment strategy in managing those Fund assets allocated to it. The Portfolio Advisers’ investment strategies are intended to be complementary to allow the Fund to pursue its objective in a variety of market conditions. Subject to the direction of the Investment Manager, a Portfolio Adviser will invest some or all of those Fund assets allocated to it in a collective investment fund, such as a hedge fund, over which the Portfolio Adviser or one of its affiliates has investment discretion, (each an “Investee Fund”).

By investing in an Investee Fund indirectly through the Fund, a Shareholder will bear the expenses (but not any management or incentive fees as stated in the agreement between the Fund and the Investee Fund or Portfolio Adviser) of the Investee Fund in addition to the expenses of the Fund.

2.	Investment Valuation
May 2015, the FASB issued Accounting Standards Update (ASU No. 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)) which amends disclosure requirements of Accounting Standards Codification Topic 820, Fair Value Measurement, for reporting entities that measure the fair value of an investment using the net asset value per share (or its equivalent) as a practical expedient. The amendments remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient, and also remove the requirements to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for the Fund’s fiscal years beginning after December 15, 2015 and interim periods within those fiscal years, with early application permitted. The Advisor has chosen to early adopt ASU 2015-07 as of April 1, 2015.

The following is a summary categorization of the Fund’s investments based on the level of inputs utilized in determining the value of such investments as of December 31, 2015:

Investment Category	Level 1	Level 2	Level 3	Investments Valued at NAV	Total Investments
Investee Funds
Global Macro Strategies	$-	$-	$-	$2,072,471	$2,072,471
Hedged Equity Strategies	-	-	-	2,789,606	2,789,606
Opportunistic Value in Credit and Equity Securities Strategies	-	-	-	675,465	675,465
Short-Term Investment	630,155	-	-	-	630,155
Total Investments	$630,155	$-	$-	$5,537,542	$6,167,697

Other Financial Instruments*
Futures Contracts Purchased	$212	$-	$-	$-	$212
Total Other Financial Instruments	$212	$-	$-	$-	$212

*	Other Financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation/ (depreciation).

(a) Hedged Equity strategies maintain at least 50% exposure to, and may in some cases be entirely invested in, equity and equity derivatives - both long and short. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques. Strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Strategies can also employ an investment process primarily focused on equity related instruments of companies which are currently engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other situations identified via fundamental research that are likely to result in a corporate transactions or other realization of shareholder value through the occurrence of some identifiable catalyst.

(b) Global Macro are strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. In most cases the strategies are principally but not exclusively invested in managed futures and index securities. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods in which the overriding investment thesis is predicated on the impact movements in underlying macroeconomic variables may have on security prices.

(c) Opportunistic Value in Credit and Equity Securities strategies use a distressed-bonds and equities strategy with both long and short positions, primarily using a bottom-up, fundamental approach, including financial modeling, extensive capital structure analysis and market monitoring techniques, to help identify profit opportunities in securities of companies that are restructuring or that are otherwise turning around.

The Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Fund uses the NAV reported by the Investee Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different that the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the Fund as of the valuation date.

Futures Contracts: The Fund may purchase and sell futures contracts to manage cash flows, enhance yield, and provide portfolio diversification. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from, or pays to, the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Federal Income Tax Information
At December 31, 2015, the federal tax cost of investment securities and unrealized appreciation (depreciation) as of the year end were as follows:

Gross unrealized appreciation	$2,069,315
Gross unrealized depreciation	(2,365,869)
Net unrealized appreciation/(depreciation)	$(296,554)
Tax cost	$6,464,251

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Item 2. Controls and Procedures.

(a) The principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended, of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting (As defined in Rule 30a-3(d) under the 1940 Act).

Item 3. Exhibits.

(a) Certifications, as required by Rule 30a-2(a) under the 1940 Act, for the principal executive officer and principal financial officer are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Little Harbor MultiStrategy Composite Fund

By (Signature and Title)	/s/ John J. Hassett
John J. Hassett, President
(principal executive officer)

Date:	February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John J. Hassett
John J. Hassett, President
(principal executive officer)

Date:	February 26, 2016

By (Signature and Title)	/s/ David Hausler
David Hausler, Treasurer
(principal financial officer)

Date:	February 26, 2016